UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED (Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320 Seattle, Washington 98104(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2024

Date of reporting period: January 1, 2024 - June 30, 2024

Financial Statements (unaudited) June 30, 2024

The unaudited financial statements for the six months ending June 30, 2024 are included in this report.

The audited financial statements dated December 31, 2023, were sent to shareholders on February 28, 2024 and will not be duplicated here.

A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco’s Corporate Administrator/Office Manager at 800.786.9574 or 206.624.6166

Statement of Assets and Liabilities

Assets
Investments in securities, at fair value (cost $33,997,852)	$36,240,235
Real estate, at fair value (cost $1,054,089)	7,200,000
Cash and cash equivalents	243,413
Dividend receivable	16,879
Prepaid expenses and other assets	238,743
Total assets	$ 43,939,270
LIABILITIES
Accounts payable and accrued expenses	$ 94,578
Dividends payable	175,090
Lease liability	187,830
Total liabilities	457,498
NET ASSETS	$ 43,481,772
Net assets consist of:
Distributable earnings	$ 8,940,936
Net contributed capital	34,540,836
Total net assets	$ 43,481,772
Net asset value per share of Class A and Class B common
stock ($43,481,772 divided by 12,000 shares outstanding)	$ 3,624

Financial Statements (unaudited) June 30, 2024

SCHEDULE OF INVESTMENTS

INVESTMENTS IN SECURITIES	Principal Amount or Shares	Fair Value
U.S. Common Stock 34.1%
American Depository Receipts - 0.2%
Invesco Limited	6,300	$ 94,248
Total American Depository Receipts		94,248
Consumer Discretionary - 0.9%
Genuine Parts Co.	2,700	373,464
Total Consumer Discretionary		373,464
Consumer Staples - 0.1%
Walgreens Boots Alliance, Inc.	3,850	46,566
Total Consumer Staples		46,566
Energy - 0.6%
Chevron Corporation	550	86,031
Kinder Morgan, Inc.	8,919	177,221
Total Energy		263,252
Financials - 10.6%
Blackstone Group, Inc.	4,800	594,240
Diversified Healthcare Trust	6,400	19,520
ELME REIT	7,450	118,678
Hospitality Properties Trust	11,400	58,596
Iron Mountain, Inc.	3,600	322,632
Lamar Advertising Company	4,400	525,932
Prologis, Inc.	5,577	626,353
Realty Income Corp.	8,055	425,465
Stag Industrial Inc.	14,410	519,625
T Rowe Price Group, Inc.	5,300	611,143
Truist Financial Corp.	5,480	212,898
Ventas, Inc.	9,200	471,592
Vornado Realty Trust	3,290	86,494
Wells Fargo & Co.	40	2,376
Total Financials		4,595,544
	Principal Amount or Shares	Fair Value
Health Care - 0.2%
GE Healthcare Technologies, Inc.	1,022	79,634
Solventum Corp.	260	13,749
Total Health Care		93,383
Industrials - 0.4%
Alaska Air Group Inc.	360	14,544
Delta Air Lines Inc.	520	24,669
3M Company	1,040	106,278
Total Industrials		145,491
Information Technology - 3.0%
Block, Inc.	220	14,188
Constellation Energy Corp.	2,166	433,785
Intel Corp.	1,040	32,209
Paychex, Inc.	6,925	821,028
Paypal Holdings, Inc.	200	11,606
Total Information Technology		1,312,816
Master Limited Partnerships - 0.6%
Energy Transfer Partners LP	10,960	177,771
Sunoco LP	1,240	70,110
Total Master Limited Partnerships		247,881
Materials - 0.4%
Dow, Inc.	3,125	165,781
	Principal Amount or Shares	Fair Value
Telecommunication Services - 3.3%
AT & T, Inc.	21,570	412,203
Consolidated Communications	6,600	29,040
Lumen Technologies, Inc.	5,900	6,490
Verizon Communications	22,540	929,550
Warner Brothers Discovery, Inc.	7,153	53,218
Total Telecommunication Services		1,430,501
Utilities - 14.0%
Alliant Energy Corp.	11,900	605,710
American Electric Power, Inc.	6,240	547,498
Dominion Energy, Inc.	3,500	171,500
Eversource Energy	8,481	480,957
Exelon Corp.	4,500	155,745
NextEra Energy, Inc.	10,680	756,251
Public Service Enterprise Group, Inc.	12,000	884,400
Southern Company	14,730	1,142,604
UGI Corp.	4,611	105,592
WEC Energy Group, Inc.	6,840	536,666
Xcel Energy, Inc.	12,770	682,046
Total Utilities		6,068,969
Total U.S. Common Stock (Cost $12,595,513)		14,837,896
Government Debt Securities 47.7%
United States Treasury Bills, 5.2%, due 8/8/2024	2,000,000	1,989,291
United States Treasury Bills, 5.1%, due 8/15/2024	3,000,000	2,980,809
United States Treasury Bills, 5.2%, due 9/5/2024	2,000,000	1,981,291
United States Treasury Bills, 5.3%, due 9/12/2024	3,000,000	2,968,969
United States Treasury Bills, 5.2%, due 10/3/2024	4,000,000	3,947,225
United States Treasury Bills, 5.2%, due 10/10/2024	2,000,000	1,971,335
United States Treasury Bills, 5.2%, due 10/24/2024	2,000,000	1,967,091
United States Treasury Bills, 5.3%, due 11/21/2024	2,000,000	1,959,036
United States Treasury Bills, 5.3%, due 12/5/2024	1,000,000	977,571
Total Government Debt Securities (Cost $20,742,618)		20,742,618
Money Market Fund - 1.5%
Principal Deposit Sweep Program 0.10% yield		659,721
Total Money Market Fund (Cost $659,721)		659,721
Other Net Assets - 16.7%
Total Other Net Assets (Cost $1,095,626)		7,241,537
TOTAL NET ASSETS (Cost $35,093,478)		$ 43,481,772

Total Net Assets
US Common Stock	34.1%
Government Debt Securities	47.7%
Money Market Fund	1.5%
Other Net Assets	16.7%

Financial Statements (unaudited) June 30, 2024

STATEMENT OF OPERATIONS
Investment Income
Dividends	$ 305,022
Interest	537,939
Total investment income	842,961
Expenses
Salaries and benefits	234,911
Directors' compensation and expenses	123,738
Insurance	53,896
Office and equipment leases	37,483
General and administrative	28,584
Professional fees	31,900
Custodian	4,726
Total expenses	515,238
Net investment income	327,723
Realized Gain and Unrealized Appreciation on Investments
Net realized gain on investments	186,993
Net change in unrealized appreciation on investments	348,947
Total realized gain and unrealized appreciation on investments	535,940
Net operating income	863,663
Other Income and Expense, net	96,300
Net increase in net assets resulting from operations	$ 959,963

Financial Statements (unaudited) June 30, 2024

STATEMENT OF CHANGES IN NET ASSETS

	June 30, 2024	June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 327,723	$ 218,575
Net realized gain on investments	186,993	238,092
Net change in unrealized appreciation (depreciation) on investments	348,947	(765,959)
Other income and expense, net	96,300	221,580
Net increase (decrease) in net assets resulting from operations	959,963	(87,712)
Dividends and Distributions to Shareholders	(207,600)	(156,000)
Total increase (decrease) in net assets	752,363	(243,712)
Net Assets
Beginning of year	42,729,409	42,609,684
End of year (includes undistributed ordinary income of $552,642 and $149,226, respectively)
	$ 43,481,772	$ 42,365,972

Financial Statements (unaudited) June 30, 2024

FINANCIAL HIGHLIGHTS

Per share operating performance (for a share of Class A and Class B capital stock outstanding):	Six Months Ended	Six Months Ended
	June 30, 2024	June 30, 2023
Net asset value, beginning of year	$ 3,561	$ 3,551
Income from investment and real estate
Net investment income	27	18
Net realized and unrealized appreciation (depreciation)
on investments and real estate	45	(44)
Net other income	8	18
Net increase (decrease) in net assets resulting from operations	80	(8)
Less dividends and distributions	(17)	(13)
Net asset value, end of year	$ 3,624	$ 3,530
Total return	2.21%	(0.23)%
Supplemental Data:
Net assets, end of period (in thousands)	$ 43,482	$ 42,366
Ratio to average net assets
Expenses	1.20%	1.22%
Net investment income	0.76%	0.51%
Portfolio turnover rate	0.00%	0.57%

Per share operating performance (for a share of Class A and Class B capital stock outstanding):	Years Ended	Years Ended	Years Ended	Years Ended	Years Ended
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$ 3,551	$ 3,924	$ 3,355	$ 3,676	$ 3,230
Income from investment and real estate
Net investment income	45	38	35	42	48
Net realized and unrealized appreciation (depreciation)
on investments and real estate	17	(341)	613	(294)	484
Net other income	23	12	13	19	27
Net increase (decrease) in net assets resulting from operations	85	(291)	661	(233)	559
Less dividends and distributions	(75)	(82)	(92)	(88)	(113)
Net asset value, end of year	$ 3,561	$ 3,551	$ 3,924	$ 3,355	$ 3,676
Total return	2.39%	8.19%	16.85%	(6.94)%	15.21%
Supplemental Data:
Net assets, end of period (in thousands)	$42,729	$42,610	$47,090	$40,260	$44,116
Ratio to average net assets
Expenses	2.47%	2.21%	2.18%	2.02%	2.22%
Net investment income	1.26%	1.00%	0.96%	1.20%	1.38%
Portfolio turnover rate	0.70%	2.66%	3.28%	4.08%	10.50%

Financial Statements (unaudited) June 30, 2024 ~ Notes

Note 1. Organization

Kavilco Incorporated ("the Fund") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Fund was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Fund began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Fund is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Fund's investment decisions focus primarily on large-cap dividend equity investments and fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect certain reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks and U.S Treasury Bills. The Fund considers all short-term, highly liquid instruments that are readily convertible to known amounts of cash and are subject to an insignificant risk of change in value to be cash equivalents. The Fund has a cash and equivalents balance that is covered by the Federal Deposit Insurance Corporation.

Financial Statements (unaudited) June 30, 2024 ~ Notes

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the Statement of Operations.

Federal Income Taxes

The Fund files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Fund.

The Fund records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2024.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Financial Statements (unaudited) June 30, 2024 ~ Notes

 Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Fund pays for the medical insurance and out-of-pocket expenses of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

·       Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;

·       Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

·       Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Money Market Funds

Fair value of money market funds is determined using quoted market prices and are categorized in Level 1 of the fair value hierarchy.

Financial Statements (unaudited) June 30, 2024 ~ Notes

U.S Treasury Bills

Investments in U.S. Treasury bills are reported at cost, net of unamortized premiums or discounts. Premiums or discounts are amortized into interest income over the term of the investment using the effective interest rate method. The Fund’s intent is to hold investments to maturity. Consequently, a provision is not made for unrealized gains or losses on these securities. U.S. Treasury Bill are categorized in Level 1 of the fair value hierarchy.

Equity Securities (Common Stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

Financial Statements (unaudited) June 30, 2024 ~ Notes

The following table presents information about the Fund's investments in securities and real estate measured at fair value as of June 30, 2024:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Common Stock	$ 14,837,896			$ 14,837,896
Money Market Fund	659,721			659,721
U.S. Treasury Bills	20,742,618			20,742,618
	$ 36,240,235	$ -	$ -	$ 36,240,235
Real Estate	$ -	$ -	$ 7,200,000	$ 7,200,000

For the six months ended June 30, 2024, there was no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2024, the Fund owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2024, there is no commercially viable timber on the real estate and the Fund has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $7,200,000 in 2023, the value of which was determined by an independent appraisal. There was no change in the value of the real estate at June 30, 2024, from December 31, 2023.

Financial Statements (unaudited) June 30, 2024 ~ Notes

Note 5. Trading Risk

In the normal course of business, the Fund enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Fund's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Fund's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Fund's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Fund seeks to control such credit risk by maintaining deposits with only high-quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Catastrophe – Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemics, such as COVID-19, acts of terrorism and other catastrophes) could adversely affect the values recorded in the Fund's financial statements.

Financial Statements (unaudited) June 30, 2024 ~ Notes

Note 6. Investment Transactions

Purchases of investment securities (U.S. treasury bills) aggregated $20,475,250 for the six-month period ended June 30, 2024, and sales and maturities of investment securities (consisting of common stock and U.S. treasury bills) aggregated $20,988,250 for the six-month period ended June 30, 2024.

The U.S. federal income tax basis of the Fund's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $4,837,684 and $2,595,301, respectively, as of June 30, 2024.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2024:

Building	$170,601
Furniture, fixtures, and equipment	37,494
208,095
Less accumulated depreciation	(208,095)
$ -

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the method over the estimated useful lives of the related assets, which range from 3 to 15 years. All assets are fully depreciated. As such, no depreciation expense was recorded during the six months ended June 30, 2024.

Financial Statements (unaudited) June 30, 2024 ~ Notes

Note 8. Lease Obligation

The Fund leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2028. Pursuant to the lease agreement, the Fund paid a lease deposit of $3,528 which will be credited to last month's rent. The discount rate for the office lease is 1.76% and cash paid for the six-month period ended June 30, 2024, was $21,123. The right of use asset amounting to $183,116 at June 30, 2024, is included in prepaid expenses and other assets. The lease liability at June 30, 2024, is $187,830, of which the current portion is $40,152 and the non-current portion is $147,678. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2024	$ 21,240
2025	43,733
2026	44,923
2027	46,113
2028	39,171
$ 195,180
Imputed interest	$ (7,350)
Lease liability	$ 187,830

Rent expense for the six months ended June 30, 2024, was $22,214.

Note 9. Net Assets

Upon organization of the Fund, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Fund pursuant to ANCSA. The Fund utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders.  The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

Financial Statements (unaudited) June 30, 2024 ~ Notes

The Fund's capital structure is as follows:

·       Common stock:

-   Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,053.53 shares

-   Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,946.47 shares

Note 10. Dividends and Distributions to Shareholders

On March 1, 2024, a distribution of $17.30 per share was declared. The dividend was paid on March 7, 2024, to shareholders of record on March 1, 2024.

The tax character of dividends and distributions paid during the six months ended June 30, 2024, and the years ended December 31, 2023, and 2022 were as follows:

	June 30, 2024	2023	2022
Dividends and distributions paid from:
Ordinary income	$ 20,607	$ -	$ 629,216
Long-term capital gain	186,993	900,000	354,784
	$ 207,600	$ 900,000	$ 984,000

As of June 30, 2024, and the years ended December 31, 2023, and 2022, the components of distributable earnings on a tax basis were   as follows:

	June 30, 2024	2023	2022
Undistributed ordinary income	$ 552,642	$ 149,226	$ 97,654
Net unrealized appreciation on:
Investments	2,242,383	1,893,436	2,335,283
Real estate	6,145,911	6,145,911	5,635,911
	$ 8,940,936	$ 8,188,573	$ 8,068,848

Financial Statements (unaudited) June 30, 2024 ~ Notes

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Fund are covered by a defined contribution pension plan. The Fund contributes 20% of each participant's compensation to the plan. The Fund's contributions during the six months ended June 30, 2024, totaled $25,782.

Note 13. Other Income and Expense

The Fund earned income of $87,840 for the six months ended June 30, 2024, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $8,460 of lease and rental income for the six months ended June 30, 2024.

CERTIFICATIONS

I, Scott Burns, and Jeane Breinig certify that:

1. I have reviewed this report on Form N-CSR of Kavilco Incorporated;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Signature: /s/ Scott Burns

Scott Burns

Title: Chief Financial Officer

Date: June 30, 2024

Signature: /s/ Jeane Breinig

Jeane Breinig

Title: President

Date: June 30, 2024